Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2
TO

MORTGAGE LOAN PARTICIPATION

SALE AGREEMENT

Amendment No. 2 to Mortgage Loan Participation Sale Agreement, dated as of September 27, 2011, (the “Amendment”) by and between JPMorgan Chase Bank, National Association (the “Purchaser”) and PHH Mortgage Corporation (the “Seller”).

RECITALS

The Purchaser and the Seller are parties to that certain Mortgage Loan Participation Sale Agreement, dated as of September 2, 2010, as amended by Amendment No. 1, dated as of August 15, 2011 (the “Existing Sale Agreement”; as amended by this Amendment, the “Sale Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Sale Agreement.

The parties have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

Accordingly, the parties hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended as follows:

Section 1.               Definitions. Section 1 of the Existing Sale Agreement is hereby amended by deleting the definition of “Commitment Termination Date” in its entirety and replacing it with the following language:

““Commitment Termination Date”: The earliest of (i) September 30, 2012, and (ii) at Purchaser’s option, upon the occurrence of a Servicing Termination Event.”

Section 2.               Payment of Program Fee.  Section 22 of the Existing Sale Agreement is hereby amended by deleting Section 22 in its entirety and replacing it with the following language:

“Section 22.          Payment of Program Fee.

(a)   If an event described in Section 8(b)(ix) occurs and Purchaser shall determine based on such event, whether pursuant to such event being classified as a condition precedent to a Transaction or otherwise, to no longer enter into future Transactions, the Program Fee shall not accrue from and after the date of such event.

(b)   If an event described in Section 23 occurs and Seller shall determine, solely based on such event and in its sole discretion, to no longer enter into future Transactions as a result of such increased costs, the Program Fee shall not accrue from and after the date of such event.”

Section 3.               Conditions Precedent.  This Amendment shall become effective as of the date hereof, (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

3.1           Delivered Documents.  On the date hereof, the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers of the Purchaser and the Seller;

(b)           such other documents as the Purchaser or counsel to the Purchaser may reasonably request.

3.2           Fees.  Seller shall have paid to Purchaser’s counsel legal fees in an amount equal to $7,500 incurred in connection with this Amendment.

Section 4.               Confidentiality.  The parties hereto acknowledge that Section 18 of the Sale Agreement shall apply to this Amendment.

Section 5.               Representations and Warranties.  The Seller hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9 of the Existing Sale Agreement.

Section 6.               Limited  Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 7.               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 8.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS RULES. AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Purchaser:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

	By:	/s/ Jonathan P. Davis
		Name:	Jonathan P. Davis
		Title:	Executive Director

Seller:	PHH MORTGAGE CORPORATION

	By:	/s/ Mark E. Johnson
		Name:	Mark E. Johnson
		Title:	Senior Vice President and Treasurer

Signature Page to Amendment No. 2